Exhibit 10.27

THIRD AMENDMENT

This THIRD AMENDMENT TO SECURED REVOLVING LINE OF CREDIT PROMISSORY NOTE (collectively, this "Amendment') is entered into as of March 17, 2022, between ARCA Recycling, Inc., a California corporation ("Borrower"), and ISAAC CAPITAL GROUP, LLC, a Delaware limited liability company ("Lender").

RECITALS

A.
Whereas, Lender and Borrower are parties to a Secured Revolving Line of Credit Promissory Note dated August 28, 2019 (as the same has been amended from time to time) in the original aggregate principal amount of$2,500,000 (as amended, the "Note") (any capitalized terms not specifically defined herein will have the meaning ascribed to them in the Note); and
B.
Whereas, the Note matured on August 18, 2021;
C.
Whereas, Lender has been making payments on the Note beyond the current maturity date and desires to further extend the Maturity Date of the Note in an act of good faith to make full payment of the Note;

D.
Whereas, the Borrower and Lender each desire to alter the term of the Note and convert the Note from a Secured Revolving Line of Credit to a four-year term with standard, monthly payments; and

E.
Whereas, the Note currently has $1,000,000.00 remaining to be paid by Borrower to Lender.

NOW, THEREFORE, in consideration of the parties' mutual promises in this Amendment, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

1.
Extension of Maturity Date. The Lender hereby extends the Note's Maturity Date to August 30, 2026.
2.
Interest Payment. Promptly following the execution and delivery of this Amendment, the Borrower shall pay the Lender its usual, monthly interest-only payment for the month of March 2022.

3.
New Payment Plan. In accordance with the payment schedule in Exhibit A, Borrower will pay monthly payments of $24,766.50 to Lender, paid on the last day of each month of the term until the Maturity Date, beginning April 30, 2022. The 48 payments include the principle and simple interest (of 8.75%), as shown in Exhibit A.
4.
Guarantv. JanOne Inc., a Nevada corporation and parent of Borrower ("Guarantor" ), does hereby unconditionally guarantee to ARCA full and prompt payment of all obligations of Borrower to the Lender under the Note.

5.
Ratification. The Note shall, together with this Amendment and any related documents, instruments, and agreements shall hereafter refer to the Note, as amended hereby.

6.
Other Provisions. The provisions of the Note that are not expressly amended in this Amendment shall remain unchanged and in full force and effect. In the event of any conflict between the terms and provisions of this Amendment and the Note, the provisions of this Amendment shall control.

7.
Signatures. This Amendment may be signed in counterparts. A facsimile or other electronic transmission of a signature page will be considered an original signature page. At the request of a party, the other party will confirm a fax-transmitted or electronically transmitted signature page by delivering an original signature page to the requesting party.

(Remainder of this page intentionally left blank; signatures begin on the next page.)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first written above.

Borrower:

ARCA RECYCLING INC.

By:	/s/ Virland A. Johnson
Name: Virland A. Johnson
Title: Chief Financial Officer

Lender:

ISAAC CAPITAL GROUP, LLC

By:	/s/ Jon Isaac
Name: Jon Isaac
Title: President and Chief Executive Officer

ICG Note Amortization Schedule EXHIBIT A ENTER VALUES Loan amount $1,000,000.00 Annual interest rate 8.75% Loan period in years 4 Number of payment per year 12 Start date of loan Apr-22 Optional extra payments $0.00 LOAN SUMMARY Scheduled Payment $24,766.50 Scheduled number of payments 48 Actual number of payments 48 Total early payments $0.00 Total interest $188,792.16 Lender Name Isaac Capital Group PMT NO PAYMENT DATE BEGINNING BALANCE SCHEDULED PAYMENT EXTRA PAYMENT TOTAL PAYMENT PRINCIPAL INTEREST ENDING BALANCE CUMULATIVE INTEREST 1 Apr-22 $1,000,000.00 $24,766.50 $0.00 $24,766.50 $17,474.84 $7,291.67 $982,525.16 $7,291.67 2 May-22 $982,525.16 $24,766.50 $0.00 $24,766.50 $17,602.26 $7,164.25 $964,922.91 $14,455.91 3 Jun-22 $964,922.91 $24,766.50 $0.00 $24,766.50 $17,730.61 $7,035.90 $947,192,30 $21,491.81 4 Jul-22 $947,192.30 $24,766.50 $0.00 $24,766.50 $T7,859.89 $6,906.61 $929,332.41 $28,398.42 5 Aug-22 $929,332.41 $24,766.50 $0.00 $24,766.50 $17,990.12 $6,776.38 $911,342.29 $35,174.80 6 Sep—22 $911,342.29 $24,766.50 $0.00 $24,766.50 $18,121.30 $6,645.20 $893,220.99 $41,820.01 7 Oct-22 $893,220.99 $24,766.50 $0.00 $24,766.50 $18,253.43 $6,513.07 $874,967.55 $48,333.08 8 Nov—22 $874,967.55 $24,766.50 $0.00 $24,766.50 $18,386.53 $6,379.97 $856,581.02 $54,713.05 9 Dec-22 5856,582.02 $24,766.50 $0.00 $24,766.50 $18,520.60 $6,245.90 $838,060.42 $60,958.95 10 Jan-23 $838,060.42 $24,766.50 $0.00 $24,766.50 $18,655.65 $6,110.86 $819,404.77 $67,069.87 11 Feb-23 $819,404.77 $24,766.50 $0.00 $24,766.50 $18,791.68 $5,974.83 $800,613.10 $73,044.63 12 Mar-23 $800,613.10 $24,766.50 $0.00 $24,766.50 $18,928.70 $5,837.80 $781,684.40 $78,882.44 13 Apr-23 $781,684.40 $24,766.50 $0.00 $24,766.50 $19,066.72 $5,699.78 $762,617.68 $84,582.22 14 May-23 5762,617.68 $24,766.50 $0.00 $24,766.50 $19,205.75 $5,560.75 $743,411.93 $90,142.97 15 Jun-23 $743,411.93 $24,766.50 $0.00 $24,766.50 $19,345.79 $5,420.71 $724,066.14 $95,563.69 16 Jul-23 5724,066.14 $24,766.50 $0.00 $24,766.50 $19,486.85 $5,279.65 $704,579.28 $100,843.33 17 Au8-23 $704,579.28 $24,766.50 $0.00 $24,766.50 $39,62B.95 $5,137.56 $684,950.34 $105,980.89 18 Sep-23 $680,950.34 $24,766.50 $0.00 $24,766.50 $79,772.07 $4,994.43 $665,178.26 $110,975.32 19 Oct-23 $665,178.26 $2d,766.50 $0.00 $24,766.50 $19,916.25 $4,850.26 $645,262.02 $115,825.58 20 Nov-23 $645,262.02 $24,766.50 $0.00 $24,766.50 $20,061.47 $9,705.09 $625,200.55 $120,530.62 21 Dec-23 $625,200.55 $24,766.50 $0.00 $24,766.50 $20,207.75 $4,558.75 $604,992.80 $125,089.37 22 Jan-24 $604,992.80 $24,766.50 $0.00 $24,766.50 $20,355.10 $4,411.41 $584,637.70 $129,500.78 23 Feb-24 $584,637.70 $24,766.50 $0.00 $24,766.50 $20,503.52 $4,262.98 $564,134.18 $133,763.76 24 Mar-24 $564,134.18 $24,766.50 $0.00 $24,766.50 $20,653.02 $4,113.48 $543,481.16 $137,877.24 25 Apr-24 $543,481.16 $24,766.50 $0.00 $24,766.50 $20,803.62 $3,962.88 $522,677.54 $141,840.12 26 May-24 $522,677.54 $24,766.50 $0.00 $24,766.50 $20,955.31 $3,811.19 $501,722.23 $145,651.31 27 Jun-24 5501,722.23 $24,766.50 $0.00 $24,766.50 $21,108.11 $3,658.39 $480,614.11 $149,309.70 28 JuI-24 $480,614.11 $24,766.50 $0.00 $24,766.50 $23,262.03 $5,504.48 $459,352.09 $152,814.18 29 Aug-24 5459,352.09 $24,766.50 $0.00 $24,766.50 $21,417.06 $3,349.44 $437,935.03 $156,163.62 30 Sep-24 $437, 935.03 524,766.50 $0.00 $24,766.50 $21,573.23 $3,193,28 $416,361,80 $159,356.90 31 Oct-24 $416,361.80 $24,766.50 $0.00 $24,766.50 $21,730.53 $3,035.97 $394,631.27 $162,392.87 32 Not-24 $394,631.27 $24,766.50 $0.00 $24,766.50 $21,888.98 52,877.52 $372,742.28 $165,270.39 33 Dec-24 $372,742.28 $24,766.50 $0.00 $24,766.50 $22,048.59 $2,717.91 $350,693.69 $167,988.30 34 Jan-25 $350,693.69 $24,766.50 $0.00 $24,766.50 $22,209.36 $2,557.14 $328,484.33 5170,545.44 35 Feb-25 $328,484.33 $24,766.50 $0.00 $24,766.50 $22,371.31 52,395.20 $306,113.03 $172,940.64 36 Mar-25 $306,113.03 $24,766.50 $0.00 $24,766.50 $22,534.43 $2,232.07 $283,578.60 $175,172.72 37 Apr-25 $283,578.60 $24,766.50 $0.00 $24,766.50 $22,698.74 $2,067.76 $260,879.85 $177,240.48

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PMT N0 PAYMENT DATE Beginning BALANCE SCHEDULED PAYMENT EXTRA PAYMENT total payment principal interest ending balance cumulative interest 38 39 40 41 42 43 44 45 46 47 48 May-25 Jun-2S Jul-25 Aug-25 Sep-25 Oct-25 Nov-25 Dec-25 Jan-26 Feb-26 Mar-26 $260,879.85 $238,015.60 $214,984.63 $191,785.72 $168,417.65 $144,879.20 $121,169.10 $97,286.13 $73,229.00 $48,996.46 $24,587.22 $24,766.80 $34,766.CO $24,766.CO $24,766.50 $24,766.50 $24.766. T'0 $24,76 6.50 $24,766.50 $24,766.50 $24,766.50 $24,766.50 $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $824,766,50 $24,766.50 $24,766.50 $24,766.50 $24,766.50 $24,766.50 $24,766.50 $24,766.50 $24,766.50 $24,766.50 $24,587.22 $22,864.25 $23,030.97 $23,198.91 $23,368.07 $23,538.46 $23,710.09 $23,882.98 $24,057.13 $24,232.54 $24,409.24 $24,407.94 $1,902.25 $1,735.53 $1,567.60 $1,398.44 $1,228.05 $1,056.41 $883.52 $709.38 $533.96 $357.27 $179.28 $238,015.60 $ 224,984.63 $191,785.72 $168,417.65 $ 144,879.20 $121,169.10 $97,286.13 $73,229.00 $48,996.46 $24,587.22 $0.00 $179,142.73 $180,878.26 $ï82,445.85 $183,844.29 $185,072.33 $187,012.27 $187,721.65 $188,255.61 $188,612.88 $188,792.16 Page 2 of 8